UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 24, 2010

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 369-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 – Changes in Registrant’s Certifying Accountant

The Audit Committee of the Board of Directors of Heritage Oaks Bancorp (the “Company) recently engaged in a competitive “request for proposal” process for choosing the Company’s auditor for the Company’s 2011 fiscal year.

During the Company’s annual strategic planning meeting, which concluded on September 24, 2010, the Audit Committee received and considered all proposals for the 2011 fiscal year audit.  The Audit Committee decided that it would not retain Vavrinek, Trine & Day LLP (“VTD”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  At the same meeting, the Company’s Audit Committee, following review and consideration of the proposal provided by the accounting firm of Perry-Smith LLP (“P-S”), selected P-S as the independent auditor for the Company’s 2011 fiscal year.

On September 28, 2010, the Company notified VTD that it would be dismissed as the Company’s auditors following the Company’s 2010 fiscal year.  Also on September 28, 2010, the Company notified P-S that the Company would be retaining P-S as the Company’s independent auditors for the Company’s 2011 fiscal year.

VTD’s reports on the financial statements for the two fiscal years ended December 31, 2009 and 2008, did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

In the two fiscal years ended December 31, 2009 and 2008, and from January 1, 2010 to the date of this report, there have been no disagreements between the Company and VTD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to VTD’s satisfaction, would have caused VTD to make reference to the subject matter of the disagreement in connection with its opinion on the Company’s consolidated financial statements for such year, and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has requested a letter from VTD addressed to the Securities and Exchange Commission, stating whether or not it is in agreement with the above statements.  A copy of such letter, dated September 28, 2010, has been provided by VTD and is included as Exhibit 16.1 hereto.

As noted above, on September 28, 2010, the Company notified P-S that it would be engaging P-S as the Company’s independent registered public accounting firm. Prior to such date, the Company did not consult with P-S regarding (i) the application of accounting principles to a specified transaction, (ii) the type of audit opinion that might be rendered by P-S, or (iii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event as defined in Item 304(a)(1)(v) of Regulation S-K.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 – Financial Statements and Exhibits

Exhibit 16.1       Letter from VTD to the Securities and Exchange Commission dated September 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 29, 2010
Heritage Oaks Bancorp

By:	/s/ Lawrence P. Ward
Lawrence P. Ward
President and Chief Executive Officer